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Exhibit 10.31

CLOSING AGREEMENT
AND AMENDMENT NO. 1 TO MERGER AGREEMENT

        This Closing Agreement and Amendment No. 1 to Merger Agreement (the "Closing Agreement") is entered into and effective as of 6:00 p.m. (Central Standard Time) on December 31, 2005 (the "Effective Time") by and between Merrill Communications LLC, a Delaware limited liability company ("Parent"), Capture Merger Corp., a Delaware corporation ("Merger Sub"), a wholly owned subsidiary of Parent, and WordWave, Inc., a Delaware corporation (the "Company") and Perry Solomon, as Stockholder Representative.

W I T N E S S E T H:

        WHEREAS, Parent, Merger Sub, the Company and Perry Solomon, as Stockholder Representative, entered into that certain Agreement and Plan of Merger dated as of November 18, 2005 (the "Merger Agreement") pursuant to which Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Merger Agreement.

        WHEREAS, Parent, Merger Sub and the Company (collectively, the "Parties") desire to confirm their mutual understanding and agreement with respect to certain matters related to the closing of the transactions contemplated by the Merger Agreement.

        WHEREAS, pursuant to Section 11.03 of the Merger Agreement, the Parties also desire to amend the Merger Agreement as provided below.

        NOW, THEREFORE, in consideration of the foregoing premises, and the mutual agreements contained herein, intending to be bound legally hereby, the Parties hereby agree as follows:

          1.    Deposit of Closing Documents.

            (a)   Parent hereby acknowledges receipt of the certificates, instruments and other documents required to be delivered by the Company pursuant to Sections 6.01 and 7.02 of the Merger Agreement (collectively, the "Company Closing Documents"). A list of all of the Company Closing Documents is attached hereto as Exhibit A. Parent acknowledges and agrees that the Company Closing Documents are to be held in escrow until the Company has authorized the release of such Company Closing Documents to the Parent and Merger Sub in accordance with Section 3 below.

            (b)   The Company hereby acknowledges receipt from the Parent and Merger Sub of the certificates, instruments and other documents delivered by the Parent and Merger Sub pursuant to Sections 6.02 and 7.03 of the Merger Agreement (collectively, the "Parent Closing Documents"). A list of all of the Parent Closing Documents is attached hereto as Exhibit B. The Company agrees that the Parent Closing Documents are to be held in escrow until the Parent has authorized the release of such Parent Closing Documents to the Company in accordance with Section 4 below.

          2.    Waiver of Closing Conditions.    Except for the closing condition set forth in Section 6.01(e) ("No Material Adverse Effect") of the Merger Agreement, Parent and Merger Sub each, as of the Effective Time, agrees that the closing conditions set forth in Section 6.01 of the Merger Agreement have been fully satisfied, or to the extent not satisfied waives any such unsatisfied closing conditions. In addition, the Company hereby waives the closing conditions set forth in Section 6.02 of the Merger Agreement. The effect of each Party's waiver under this Section 2 shall eliminate such Party's respective rights under Article VI of the Merger Agreement to delay or prevent the Closing due to the non-fulfillment of the closing conditions set forth therein (exclusive, however, of the closing condition set forth in Section 6.01(e) ("No Material Adverse Effect") of the Merger Agreement). For the avoidance of doubt, each Party's waiver under this Section 2 shall not limit or prejudice any claims such Party may otherwise have under the Merger Agreement.

          3.    Company Closing Notification.    Immediately prior to 12:01 a.m. (Central Standard Time) on January 1, 2006, the Company will provide Parent with written notification (the "Company Closing Notification") certifying to each of the following: (a) that there has not occurred any Material Adverse Effect between the date hereof and 12:01 a.m. on January 1, 2006; and (b) that, subject to receipt by the Company of the Parent Closing Notification pursuant to Section 5 below, immediately upon disbursement by Parent or Merger Sub of the cash payments specified on the funds flow memorandum attached hereto as Exhibit C (the "Funds Flow Memo") by wire transfer of immediately available funds, the Company Closing Documents are automatically and irrevocably released from escrow and thereby delivered to the Parent and Merger Sub.

          4.    Parent Closing Notification.    If Parent receives the Company Closing Notification and reasonably and in good faith believes that the closing condition set forth in Section 6.01(e) ("No Material Adverse Effect") has been fulfilled and satisfied, then, immediately prior to 12:01 a.m. (Central Standard Time) on January 1, 2006, Parent will provide the Company with written notification (the "Parent Closing Notification") that (a) upon release of the Company Closing Documents from escrow as described in Section 3 above, the Parent Closing Documents are automatically and irrevocably released from escrow and thereby delivered to the Company, (b) it will file the Certificate of Merger with the Secretary of State of the State of Delaware on January 3, 2006, (c) it will disburse the cash payments specified on the Funds Flow Memo by wire transfer of immediately available funds by no later than 12:00 p.m. (Central Standard Time) on January 3, 2006, and (d) it waives the closing condition set forth in Section 6.01(e) of the Merger Agreement. In the event, however, that Parent does not receive the Company Closing Notification or if it reasonably and in good faith believes that the closing condition set forth in Section 6.01(e) ("No Material Adverse Effect") has not been fulfilled and satisfied immediately prior to 12:01 a.m. (Central Standard Time) on January 1, 2006, then Parent will not be obligated to provide the Parent Closing Notification.

          5.    Calculation of Working Capital.

            (a)   For purposes of calculating Working Capital in accordance with Section 2.01(h) of the Merger Agreement, all references to "Closing Date" in Section 2.01(h) shall be deemed to refer to 11:59 p.m. (Central Standard Time) on December 31, 2005.

            (b)   Subsection (aa) of Section 2.01(h)(i) of the Merger Agreement is hereby amended in its entirety to provide as follows:

      "(aa) the current assets of the Company (excluding deferred tax assets and any Transaction Tax Benefits, but including, for the avoidance of doubt, Cash (excluding negative cash) all pending Tax refunds applied for and previous year over-payments applied to 2005 by the Company or any of its Subsidiaries and any Tax payments made in 2005 in respect of 2005 taxes)."

      For the avoidance of doubt, for the sole purpose of calculating the amount of the Estimated Working Capital, the parties agree and acknowledge that the Cash included in current assets in the Estimated Working Capital shall equal $1,790,000. Additionally, the parties acknowledge and agree that negative cash shall only be included in current liabilities and shall not be double counted.

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            (c)   Subsection (bb) of Section 2.01(h)(i) of the Merger Agreement is hereby amended in its entirety to provide as follows:

      "(bb) less the current liabilities of the Company (excluding the current portion of Indebtedness, accrued interest thereon, liabilities for the payment of severance or similar benefits to employees of the Company or the Subsidiaries in connection with or by reason of the transactions contemplated by this Agreement, liability for income taxes (other than a liability reserve in the amount of $1,100,000 for income Taxes, which shall be included in current liabilities) and reserves for deferred Taxes established to reflect timing differences between book and taxable income pursuant to Statement of Financial Accounting Standard No. 109, but including, for the avoidance of doubt, negative cash, any Transaction Expenses incurred for services provided prior to and through the Closing (to the extent not paid prior to or at the Closing), due or to become due by the Company in connection with or by reason of the transactions contemplated by this Agreement, whether or not required by GAAP or otherwise to be accrued, any special bonus or noncompetition payments owing to employees, regular bonus and commission amounts for employees pro rated through the Closing Date, all paid time off through the Closing Date, and the items on Schedule 2.01(h)."

      For the avoidance of doubt, for the sole purpose of calculating the amount of the Estimated Working Capital, the parties agree and acknowledge that the negative cash included in current liabilities in the Estimated Working Capital shall equal $1,500,000.

            (d)   The Parties hereby agree and acknowledge that the amount of the Estimated Working Capital is equal to $21,159,991.00.

          6.    Amendment to Section 9.01(a).    Section 9.01(a) of the Merger Agreement is hereby amended by replacing the reference to "December 31, 2005" with "January 3, 2006."

          7.    Payment for certain Interest, Accrued Dividends and Vacation.    Notwithstanding anything to the contrary in the Merger Agreement, the Parties agree and acknowledge that the Parent will be responsible for and be obligated to pay for (a) any interest that accrues on the Net Indebtedness for Borrowed Money and Accrued Dividends on or after January 1, 2006 (the "Accrued Interest") and (b) certain cash payments made by the Company to employees for accrued vacation liability at the request of Parent and Merger Sub ("Vacation Payments"). Such Accrued Interest and Vacation Payments shall not be deemed part of the Base Purchase Price, but shall increase the total cash payments due by Parent and Merger Sub by $66,467 and $36,137, respectively, for a total of $102,604, which is included in the amount to be disbursed by Parent or Merger Sub in the Funds Flow Memo.

          8.    Breach by Company.    Notwithstanding anything to the contrary in this Closing Agreement or the Merger Agreement, in the event that the Company materially breaches any of the covenants set forth in Article V of the Merger Agreement during the period from January 1, 2006 until 12:00 p.m. Central Standard Time on January 3, 2006, and such material breach results in a Material Adverse Effect, then (a) the Parent Closing Documents will not be deemed to be released from escrow and delivered to the Company and (b) the Parent will not be obligated to (i) close the transactions contemplated by the Merger Agreement, (ii) file the Certificate of Merger with the Secretary of State of the State of Delaware, or (iii) disburse the cash payments on January 3, 2006 according to the Funds Flow Memo.

          9.    Representations and Warranties.    Parent has executed and delivered that certain Amended, Restated and Combined Credit Agreement, dated as of December 22, 2005, among Parent, as Borrower, Merrill Corporation, Various Financial Institutions, as the Lenders, Bank of America, N.A., as the Administrative Agent and Collateral Agent for the Lenders, Credit Suisse, as a Joint

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  Lead Arranger and a Joint Bookrunner, Banc of America Securities LLC, as a Joint Lead Arranger and a Joint Bookrunner, Deutsche Bank Securities Inc., as a Joint Bookrunner, Deutsche Bank Securities, Inc., as Syndication Agent and Calyon New York Branch, National City Bank and LaSalle Bank, N.A., as Co-Documentation Agents (the "Merrill Credit Agreement"), and the initial Credit Extension (as defined in the Merrill Credit Agreement) has been completed.

          10.    Amendment to Definition of "Net Indebtedness for Borrowed Money."    The definition of "Net Indebtedness for Borrowed Money" in the Merger Agreement is hereby amended in its entirety to provide as follows:

      "Net Indebtedness for Borrowed Money" means any Indebtedness of the Company."

          11.    Amendment to Schedule 2.01(h) of the Merger Agreement.    Schedule 2.01(h) of the Merger Agreement is hereby amended and replaced in its entirety with Exhibit D attached hereto.

          12.    Transaction Expenses Paid at Closing.    Notwithstanding anything to the contrary in the Merger Agreement, the Parties agree and acknowledge that the amount of Transaction Expenses paid by the Parent at Closing (which are in an amount equal to $2,198,115.74) will be considered Non-Trade Liabilities for purposes of calculating the Aggregate Merger Consideration and will not therefore be included in the calculation of Working Capital under Section 2.01(h) of the Merger Agreement.

          13.    Miscellaneous.

            (a)   Descriptive Headings. The descriptive headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Closing Agreement.

            (b)   Amendments. This Closing Agreement may be amended or modified, and the terms hereof may be waived, only by a writing signed by all Parties hereto or, in the case of a waiver, by the Party entitled to the benefit of the terms being waived.

            (c)   Assignment; Binding Effect. This Closing Agreement may not be assigned or delegated, in whole or in part, by any Party hereto without the prior written consent of the other Party hereto. This Closing Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

            (d)   Governing Law. This Closing Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles regarding the choice of law.

            (e)   Reference to and Effect on the Merger Agreement. Upon the effectiveness of this Closing Agreement, each reference in the Merger Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Merger Agreement giving effect to the modifications and amendments set forth in this Closing Agreement.

            (f)    Counterparts. This Closing Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

[Signature Page Follows]

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        IN WITNESS WHEREOF, the Parties hereto have duly executed this Closing Agreement the day and year first above written.

MERGER SUB: CAPTURE MERGER CORP.
By:	/s/ STEVEN J. MACHOV Name: Steven J. Machov Title: Secretary
PARENT: MERRILL COMMUNICATIONS LLC
By:	/s/ ROBERT H. NAZARIAN Name: Robert H. Nazarian Title: Executive Vice President and CFO
COMPANY: WORDWAVE, INC.
By:	/s/ PERRY SOLOMON Name: Perry Solomon Title: CEO
STOCKHOLDER REPRESENTATIVE:
By:	/s/ PERRY SOLOMON Name: Perry Solomon Title: CEO

[Signature Page to Closing Agreement]

EXHIBIT A

COMPANY CLOSING DOCUMENTS

EXHIBIT A

1.
Paying Agent Agreement

2.
Working Capital Escrow Agreement

3.
Indemnification Escrow Agreement

4.
Warrant Cancellation Agreement for the following entitles:

•
TCW/Crescent Mezzanine Partners II, L.P.

•
TCW/Crescent Mezzanine Trust II

•
TCW Leveraged Income Trust L.P.

•
TCW Leveraged Income Trust II, L.P.

5.
Option Acknowledgements for the following:

•
Armand Nicholi

•
Cheryl Daley

•
Jason Perez

•
Mark Ricci

•
Gary Buckland

•
Brenda Mikulis

•
Rosemary Koziol

•
Jack Finz

•
Russell Finz

•
Iva Nathanson

•
David Perry

•
Brian Clune

•
Marianne Collins

•
Dave Collins

•
Kristy Villa

•
Ron Harrison

•
Tracey Bowe

•
Lisa DiMonte

•
Joe DiMonte

•
Lissa Scotti

•
Shannon Reed

•
Greta Hisel

•
Gina Creps Carlson

•
Jim Ballard

•
Darryn Cleary

•
Chuck Karlovits

  •
  Kathy DiLorenzo

  •
  Dina Smith

  •
  Dwight Wagner

  •
  Marty Winchester

  •
  Robert Beyer

  •
  Tim Taylor

  •
  Doug Karlovits

  •
  Jayne Perry

  •
  Charlotte Pache

  •
  Keith Beard

  •
  Andrew Brown

  •
  Jason Woolridge

  •
  Joy Medd

  •
  Vicki Harris

  •
  Sarah Lowe

  •
  Chris Bryne

  •
  Ron Frank

6.
Resignation and releases for the following directors/officers:

•
Keith Beard

•
Sarah Andrews

•
Lisa Censullo

•
Kevin Callaghan

•
Cheryl Daley

•
Robert Higgins

•
Gary Garrett

•
Charlotte Pache

•
Scot Rosenblum

•
Patricia Prozzi

•
Perry Solomon

7.
Weil Gotshal & Manges LLP Legal Opinion

8.
Payoff letters for:

•
L.A.D. Reporting Company, Inc.

•
Candace O'Barr Jones

•
Bank of America

9.
Assistant Secretary's Certificate of WordWave certifying Board Resolution Authorizing Transaction

10.
Officer's Certificate of WordWave, Inc.

•
Re: accrued dividends

•
Re: Section 7.02(e) and 6.01(h) of the Merger Agreement

11.
FIRPTA Certificate

12.
Certificate of Merger

EXHIBIT B

PARENT CLOSING DOCUMENTS

EXHIBIT B

PARENT CLOSING DOCUMENTS

1.
Paying Agent Agreement

2.
Working Capital Escrow Agreement

3.
Indemnification Escrow Agreement

4.
Secretary's Certificate of Parent and Merger Sub certifying Board Resolutions Authorizing Transaction

5.
Officer's Certificate of Parent and Merger Sub

EXHIBIT C

FUNDS FLOW MEMO

Exhibit C

MERRILL COMMUNICATIONS LLC PURCHASE OF WORDWAVE, INC.
Closing Funds Flow

[Will be provided upon request by the SEC]

EXHIBIT D

Schedule 2.01(h)

WORKING CAPITAL CALCULATION

        Working Capital shall be calculated from a balance sheet that is prepared using the same accounting practices, methods, policies and procedures, with consistent classification, judgments and estimation methodology as were used by the Company in the December 31, 2004 audited balance sheet of the Company included in the Financial Statements (as defined in the Agreement) except to the extent inconsistent with GAAP (as defined in the Agreement) and except as otherwise contemplated in this Schedule 2.01(h) or in Section 2.01(h) of the Agreement. By way of clarification, the parties acknowledge and agree that all balances used to arrive at Working Capital shall not be double counted.

Calculation of Working Capital Adjustment

Current Assets(1)	$
Less deferred tax assets		(	)
Less any Transaction Tax Benefits		(	)
Plus all pending tax refunds applied for and previous year over-payments applied to 2005 by Company or any Subsidiary		(	)
Plus any tax payments made in 2005 in respect of 2005 taxes

Total Working Capital Assets	$
Current Liabilities (adjusted)(2)	$
Less current portion of Indebtedness for borrowed money and accrued interest thereon		(	)
Less a liability reserve for taxes of $1,100,000		(1,100,000)
Less reserves for deferred Taxes(3)		(	)
Plus Transaction Expenses incurred for services provided prior to and through the Closing (to the extent not paid prior to or at the Closing)
Plus special bonus or noncompetition payments owing to employees (to the extent not paid prior to or at the Closing)
Plus regular bonus and commission amounts for employees prorated through the Closing Date (to the extent not paid prior to or at the Closing)
Plus negative cash
Plus all paid time off through the Closing Date (to the extent not paid prior to or at the Closing)

Total Working Capital Liabilities	$
Working Capital Assets	$
Less Working Capital Liabilities		(	)
Working Capital

(1)
Includes Cash (including cash on hand at banks, but excluding negative cash)

(2)
Equals Current Liabilities less obligations under capital leases and accrued interest (to the extent not double counted).

(3)
Established to reflect timing differences between book and taxable income pursuant to Statement of Financial Accounting Standard No. 109 to the extent such reserves are included in current liabilities.

QuickLinks

  Exhibit 10.31
CLOSING AGREEMENT AND AMENDMENT NO. 1 TO MERGER AGREEMENT
  EXHIBIT A
COMPANY CLOSING DOCUMENTS
EXHIBIT A
  EXHIBIT B
PARENT CLOSING DOCUMENTS
EXHIBIT B PARENT CLOSING DOCUMENTS
  EXHIBIT C
FUNDS FLOW MEMO
  Exhibit C
MERRILL COMMUNICATIONS LLC PURCHASE OF WORDWAVE, INC. Closing Funds Flow
  EXHIBIT D
Schedule 2.01(h)
Calculation of Working Capital Adjustment